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                                                                  EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Rubio's Restaurants, Inc. on Form S-1 of our report dated March 25, 1999 appearing in the Prospectus, which is a part of this Registration Statement.

We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

San Diego, California
March 26, 1999